Exhibit 99.2

EXECUTION COPY

AMENDED AND RESTATED FOREIGN GLOBAL HYATT AGREEMENT

Amended and Restated Foreign Global Hyatt Agreement (this “Agreement”), dated as of October 1, 2009, by and among each of the signatories hereto (each, an “Adult Beneficiary” and, collectively, the “Adult Beneficiaries”). Each beneficiary of a Hyatt Owning Trust who attains the age of 18 following the date hereof and executes a Joinder shall also be deemed to be an “Adult Beneficiary” for purposes of this Agreement.

WHEREAS, the Adult Beneficiaries are party to the Foreign Global Hyatt Agreement dated as of March 12, 2008 (the “Original Agreement”) and have determined that it is in their collective best interests to amend and restate the Original Agreement in its entirety;

WHEREAS, the Trustee is the trustee of each of the non-United States situs trusts for the benefit of descendants of Nicholas J. Pritzker, deceased, identified on Exhibit A hereto (collectively, the “Hyatt Owning Trusts”);

WHEREAS, the Adult Beneficiaries are current and/or contingent beneficiaries of the Hyatt Owning Trusts who have reached the age of eighteen years;

WHEREAS, the Hyatt Owning Trusts are indirect owners of common equity interests in Hyatt Hotels Corporation, a Delaware corporation (“Hyatt”);
WHEREAS, in the context of the creation of liquidity, the Adult Beneficiaries have determined that it would be in their collective best interests if the Trustee caused an overall business plan to be effectuated with respect to the Hyatt Owning Trusts’ interests in Hyatt and, accordingly, desire that the Trustee seek to cause the creation of a liquid market for the common equity securities in Hyatt through an initial public offering of the common stock (“Hyatt Common Stock”) of Hyatt registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and anticipated to be listed on the New York Stock Exchange (the “IPO”);

WHEREAS, the Board of Directors and stockholders of Hyatt have approved an Amended and Restated Certificate of Incorporation (the “A/R COI”), which will become effective prior to the consummation of the IPO and provides, among other things, for the authorization of, and the reclassification of issued and outstanding shares of common stock of Hyatt into Class A common stock entitled to one vote per share (“Class A Common Stock”) and Class B common stock entitled to ten votes per share (“Class B Common Stock”) as specified in the A/R COI;

WHEREAS, it is anticipated that in connection with the IPO, the Class A Common Stock will be registered under the Exchange Act and listed on the New York Stock Exchange and shall constitute Hyatt Common Stock for all purposes hereunder; and

WHEREAS, in order to facilitate the consummation of the IPO, the Adult Beneficiaries find it to be in the best interests of all of the parties hereto to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties, intending legally to be bound, hereby agree to amend and restate the Original Agreement as follows:

ARTICLE I
Term of Agreement

Section 1.1 Effective Time. This Agreement and the obligations of the parties hereto shall become effective for all purposes and respects as of the time the registration statement with respect to the IPO is declared effective by the Securities and Exchange Commission (the “Effective Time”); provided, that, if the IPO is not consummated within ten business days of the Effective Time, this Agreement shall automatically terminate and be deemed never to have had any force or effect.

ARTICLE II
Representations and Warranties

Section 2.1 Representations and Warranties. Each of the parties signatory hereto hereby represents and warrants to each other party signatory hereto as follows:

(a) Such party has the full power, right and legal capacity to enter into this Agreement and to perform, observe and comply with all of such party’s agreements and obligations hereunder.

(b) This Agreement has been duly and validly executed by such party and, upon delivery thereof by such party, will constitute a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

(c) The execution, delivery and performance of this Agreement by such party in compliance with the terms and provisions hereof will not, to the best of such party’s knowledge, conflict with, result in a breach of, or constitute a violation or default of or give any third party the right to terminate, accelerate or modify any obligation under, (i) any material agreement or other document or instrument to which such party is bound or affected or (ii) any law, statute, rule, regulation, ordinance, writ, order or judgment to which such party is bound or affected.

(d) Except as otherwise provided in or contemplated by this Agreement and except for any consent, approval, authorization, order, registration, qualification or notice required by gaming or other regulatory authorities, no consent, approval, authorization or order of, or registration or qualification with, or notice to any governmental authority or other Person is required by such party to enter into this Agreement.

ARTICLE III
Voting Agreement; Disposition of Securities

Section 3.1 IPO. At the Effective Time, and provided that Hyatt Common Stock continues to be Public, the beneficiaries of the Hyatt Owning Trusts shall (and agree that the Pritzkers shall and desire that the Trustee shall) act in accordance with the following provisions as to any shares of Hyatt Common Stock that the Pritzkers directly or indirectly own (and the Adult Beneficiaries shall inform the Trustee thereof):

(a) Until the later to occur of (i) January 1, 2015 and (ii) that date upon which more than 75% of the FD Stock is owned by Persons other than Pritzkers and Domestic Pritzkers, all Pritzkers and Domestic Pritzkers in a Beneficiary Group (including trusts only to the extent of the then current benefit of members of such Beneficiary Group) will be free to sell up to 25% of their aggregate holdings of Hyatt, measured as of the Effective Time, in each 12 month period following the Effective Time (without carry-overs), and shall not sell more than such amount during any such period; provided, however, upon the unanimous affirmative vote of the Independent directors of Hyatt, such 25% limitation may, with respect to such 12 month period, be increased to a higher percentage or waived entirely and provided further, that sales of Hyatt Common Stock, including Class A Common Stock and Class B Common Stock, between and among Pritzkers and/or Domestic Pritzkers shall be permitted without regard to the sale restrictions in this Section 3.1(a), and such sales shall not be counted against the 25% limitation described herein.

(b) Notwithstanding anything to the contrary contained herein or contained in any other agreement among the parties hereto, all the shares in Hyatt owned directly or indirectly by each Beneficiary Group (including trusts only to the extent of the then current benefit of members of such Beneficiary Group) will be freely pledgeable to an institutional lender (commercial bank, insurance company, brokerage or the like), which institutional lender will not be subject to sale restrictions upon default and foreclosure.

(c) Until the later to occur of (i) January 1, 2015 and (ii) that date upon which more than 75% of the FD Stock is owned by Persons other than Pritzkers and Domestic Pritzkers, all Pritzkers (and their successors in interest, if applicable), but not the transferees by sale (other than Pritzkers or Domestic Pritzkers who purchase directly from other Pritzkers or Domestic Pritzkers) or by, or following, foreclosures as aforesaid, will vote (or cause to be voted) all of the voting securities of Hyatt (and successor Companies) held directly or indirectly by them consistent with the recommendations of the board of directors of Hyatt with respect to all matters (assuming agreement as to any such matter by a majority of a minimum of three Independent directors or, in the case of transactions involving Hyatt and an Affiliate thereof, assuming agreement of all of such minimum of three Independent directors). All Pritzkers will cast and submit by proxy to Hyatt their votes in a manner consistent with this Section 3.1(c) at least five business days prior to the scheduled date of the Annual or Special Meeting of stockholders of Hyatt, as applicable.

(d) After the Trustee has notified the Current Adult Beneficiaries of its intention to distribute Hyatt Common Stock and has commenced consultation with them as to the structure of such distribution, no Current Adult Beneficiary shall, until the earlier of (i) six months from the date of such notification and (ii) the date of distribution of such Hyatt Common Stock, acquire either directly, or indirectly for his exclusive benefit, any “derivative securities” (as defined in Rule 16a-1(c) of the Exchange Act) with respect to such Hyatt Common Stock. The Adult Beneficiaries hereby acknowledge and agree that it is in the best interests of the Adult Beneficiaries for the Trustee to distribute Hyatt stock from the Ancestor Trusts as soon as practicable following the Effective Time and, accordingly, shall inform the Trustee that it is the

Adult Beneficiaries’ desire that the Trustee distribute such stock in consultation with the Adult Beneficiaries as soon as practicable following the Effective Time subject to the underwriter’s 180-day “lock-up” agreement related to the IPO to which such stock is subject.
ARTICLE IV
Arbitration

Section 4.1 Scope of Arbitration.

(a) Except as otherwise expressly provided in this Agreement, disputes between or among any of the parties hereto, and/or disputes between or among any of the parties hereto and any Person who has executed a Joinder (to the extent any such disputes among the parties and/or among the parties and Persons who executed Joinders relate directly to the subject matter of this Agreement), shall be determined solely and exclusively by arbitration in accordance with this Article IV, which shall be broadly construed in favor of arbitrability of all such disputes.

(b) In any arbitration, this Agreement and all other documentation determined by the Arbitrator to be relevant shall be admissible in evidence. In deciding any issue submitted to arbitration, the Arbitrator (as defined below) shall consider the rights, powers and obligations of the Trustee (or its predecessor) in light of this Agreement, the relevant trust instruments, the laws specified in Section 6.5 and the laws of the place of arbitration to the extent necessary to render the arbitral award valid and enforceable.

Section 4.2 Rules; Location.

(a) Except as otherwise provided herein, the Commercial Arbitration Rules of the American Arbitration Association in effect as of the Effective Time shall govern any arbitration hereunder, but such arbitration shall not be conducted under the auspices of the American Arbitration Association.

(b) All arbitrations shall be held in such place outside the United States as the Arbitrator selects after giving due regard to (i) the parties’ desire to maintain, to the maximum extent possible, the confidentiality of all arbitration proceedings commenced hereunder, all demands, pleadings, briefs or other documents relating to such proceedings and any decisions or awards of the Arbitrator and (ii) the ability of a court with jurisdiction over the parties to compel arbitration in such place and enforce any award resulting therefrom.

Section 4.3 Arbitrator.

(a) All arbitrations will be before a single arbitrator (the “Arbitrator”), who shall be the arbitrator selected pursuant to
Section 4.3 of the Domestic Global Hyatt Agreement.

(b) All parties to this Agreement and their counsel, Joined Agents and other representatives will refrain from all ex parte contacts with the Arbitrator.

Section 4.4 Demand for and Action to Compel Arbitration.

(a) To demand arbitration hereunder, the party seeking arbitration shall be required to deliver written notice to the Arbitrator (when and if available) and all parties in respect of whom arbitration is sought, specifying in reasonable detail the issue or issues to be arbitrated. Upon receipt of such notice, the Arbitrator shall commence, conduct and conclude all proceedings within a reasonable time. Notwithstanding anything to the contrary contained in this Agreement, no party may demand arbitration subsequent to the date that is ninety (90) days following the date upon which the voting agreement set forth in Article III hereof expires by its terms.

(b) Nothing herein shall be deemed to impair the right of any party to seek an order of any court of competent jurisdiction compelling arbitration or in aid of the jurisdiction of the Arbitrator.

Section 4.5 Confidentiality.

(a) Except as may be required by applicable law and for communications among the parties to this Agreement and their respective counsel (and Persons retained by counsel for the purpose of assisting in any proceeding, who shall agree to be bound by a reasonable confidentiality agreement), all arbitration proceedings commenced hereunder, and all demands, pleadings, briefs or other documents relating to such proceedings, as well as any decisions or awards of the Arbitrator (except insofar as may be necessary to obtain judicial confirmation and/or enforcement of such decision or award), shall be completely and permanently confidential and shall not be communicated to third parties, and the Arbitrator will so order.

(b) Any party initiating judicial proceedings to compel arbitration or to confirm an award of the Arbitrator shall in good faith seek an order providing for the filing of all pleadings and arbitration documents under seal and all of the parties shall agree thereto.

(c) No tape or electronic recording or transcripts of arbitration proceedings shall be retained by any party after the completion of the arbitration proceeding; provided, however, that the Arbitrator (and any successor Arbitrators) may retain such records as he deems useful to the discharge of his duties hereunder and the Arbitrator may make any recordings or transcripts available upon request of a party to a subsequent arbitration pursuant to this Article (and solely for use in such subsequent arbitration) at his discretion and upon terms and conditions the Arbitrator deems appropriate.

Section 4.6 Discovery and Conduct of Hearing.

(a) The parties to any arbitration hereunder shall be entitled to such pre-hearing discovery, if any, as may be determined by the Arbitrator.

(b) In conducting the arbitration, the Arbitrator may act in summary fashion, upon submission of papers, or in plenary fashion, in his discretion.

Section 4.7 Form of Award; Remedies; Confirmation.

(a) An award of the Arbitrator shall be in writing and signed by him, shall not include findings of fact, conclusions of law, or other matters of opinion, shall state as briefly as possible the determination of the issue or issues submitted; provided, however, that the Arbitrator may make findings of fact and/or conclusions of law if and to the extent necessary to render the award valid and enforceable. The Arbitrator’s award shall be final and binding on the parties to this Agreement in all respects and for all purposes (without any right of appeal).

(b) Except as may otherwise be provided herein, the Arbitrator shall be authorized to award any form of relief as may be appropriate, consistent with the Commercial Arbitration Rules of the American Arbitration Association, including immediate, interim and/or final equitable relief, compensatory damages, fees, costs and expenses of the arbitration proceeding and non-monetary sanctions (but not Consequential Damages, punitive damages, exemplary damages or multiple damages).

(c) A party to an arbitration shall have the right to petition a court of competent jurisdiction for an order confirming the Arbitrator’s award.

Section 4.8 Certain Arbitrations. The exclusive requirement to arbitrate hereunder shall not apply with respect to the manner in which Hyatt’s operations are conducted to the extent the parties (in their capacities as shareholders) and non-Pritzker public shareholders are affected comparably; provided, however, that a party may participate in and benefit from any shareholder litigation initiated by a non-party. A party may not solicit others to initiate or be a named plaintiff in such litigation, (i) unless two thirds of the Independent directors of a board of directors having at least three Independent directors do not vote in favor of the matter that is the subject of the litigation or (ii), in the case of affiliated transactions reviewed by Hyatt’s board of directors, unless at least one Independent director did not approve the transaction.

ARTICLE V
Definitions

Section 5.1 Certain Defined Terms. For purposes of this Agreement the following terms and phrases shall have the following meanings:

“Affiliate” means any Person who directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, a specified Person (the term “control” for these purposes meaning the ability, whether by ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to act as or select the managing or general partner of a partnership, manager or managing member of a limited liability company, or otherwise to select, or have the power to remove and then select, a majority of those Persons exercising governing authority over a Person).

“Beneficiary Group” means each Current Adult Beneficiary and his/her lineal descendants and current spouse, if relevant.

“Company” means a corporation, partnership, limited liability company, association, group (as defined in Section 13(d) of the Exchange Act), proprietorship, Delaware business or similar trust or other non-corporate organization.
“Consequential Damages” means such damages as do not flow directly and immediately from the act of a party, but which arise from intervention of special circumstances not ordinarily predictable (for greater certainty, “Consequential Damages” do not include general and special, actual or compensatory damages as will compensate an injured party for the injury sustained (and nothing more)).

“Current Adult Beneficiaries” means the individuals identified on Exhibit B hereto.

“Domestic Global Hyatt Agreement” means that certain Amended and Restated Global Hyatt Agreement, dated as of October 1, 2009, by, between and among Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, not individually, but solely in their capacity as co-trustees of the Domestic Hyatt Owning Trusts, and the Adult Beneficiaries related to the Domestic Hyatt Owning Trusts’ interests in Hyatt, as the same may be amended from time to time.

“Domestic Hyatt Owning Trusts” has the meaning of the term “Hyatt Owning Trusts” under the Domestic Global Hyatt Agreement.

“Domestic Pritzkers” has the meaning of the term “Pritzkers” under the Domestic Global Hyatt Agreement.

“FD Stock” means the fully diluted shares of Hyatt Common Stock calculated with reference to the securities included in determining “Diluted EPS” in accordance with Statement of Financial Accounting Standards 128 for the purposes of US GAAP as in effect on June 30, 2009.

“Independent” means an individual who satisfies the criteria set forth in Section 303A.02 of the New York Stock Exchange Listed Company Manual as in effect at the Effective Time and is not a lineal descendant of Nicholas J. Pritzker (deceased).

“Joinder” means an instrument pursuant to which the signatory thereto becomes a party to this Agreement and assumes obligations hereunder.

“Joined Agent” means an agent or representative of an Adult Beneficiary who has executed and delivered a Joinder agreeing to be bound by Article IV; provided, however, that counsel to each of the Adult Beneficiaries shall be deemed to be a Joined Agent hereunder whether or not such counsel has executed and delivered a Joinder.

“Person” means an individual, Company and/or governmental authority.

“Pritzkers” means the Pritzker family members, who are the lineal descendants of Nicholas J. Pritzker, deceased, and spouses, any trusts for the current or future, direct or indirect, vested or contingent, benefit of any of the foregoing the situs of which is outside the United States and/or Affiliates of any thereof.

“Public”, when referring to Hyatt Common Stock, means such Hyatt Common Stock is registered pursuant to Section 12 of the Exchange Act.

“Trustee” means CIBC Trust Company (Bahamas) Limited, in its capacity as trustee of the Hyatt Owning Trusts and any successor thereto.

ARTICLE VI
Miscellaneous

Section 6.1 Interpretation. The headings and captions preceding the text of Articles and Sections included in this Agreement and the headings and captions to Exhibits attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement and shall be deemed to include each other gender, and the singular shall include the plural and vice versa, as the context may require. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. References to any “Article”, “Section” or “Exhibit” shall refer to an Article or Section of, or an Exhibit to, this Agreement, as the same may be amended, modified, supplemented or restated from time to time in accordance with this Agreement or any other document or instrument of even date herewith. All references to the discretion of the Trustee shall mean the sole and absolute discretion of the Trustee. Any act by any agent of the Trustee shall be deemed to be the act of the Trustee. Upon the death or incapacity of a Current Adult Beneficiary, the vote, designation right, consent and/or agreement of such Current Adult Beneficiary may be assigned, by will or other similar instrument, to any Person, including to another Current Adult Beneficiary (it being agreed that in the absence of such assignment, such vote, designation right, consent and/or agreement shall inure per stirpes to the benefit of the issue of such Current Adult Beneficiary; provided, however, that the descendants of a Current Adult Beneficiary who have attained the age of 18 shall share equally a proxy for the voting interest of all other minor descendants of said Current Adult Beneficiary, and if all issue of said Current Adult Beneficiary shall be under the age of 18 the surviving parent of said issue shall enjoy such vote, designation right, consent and/or agreement power until any of said issue attain the age of 18).

Section 6.2 Support of Contemplated Transactions. Without limiting the right of the parties to commence an arbitration pursuant to Article IV, each of the parties will cooperate with each other party in all reasonable respects and act reasonably and in good faith in effectuating this Agreement (and no party shall provide any instruction, statement of desires or the like to the Trustee that is inconsistent with this Agreement). Each party will employ the dispute resolution provisions of Article IV only in connection with a bona fide dispute, controversy, claim or other issue concerning a substantial matter that is subject to such dispute resolution provisions.

Section 6.3 Consent of Adult Beneficiaries. Each of the Adult Beneficiaries hereby consents to the actions of the Trustee contemplated by this Agreement.

Section 6.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

Section 6.5 Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND EACH OF THE EXHIBITS TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE (BUT ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF ANY RELEVANT TRUST INSTRUMENTS, THE DUTIES AND POWERS OF THE TRUSTEE OR THE RIGHTS OF THE BENEFICIARIES WITH RESPECT TO THE HYATT OWNING TRUSTS SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF). SUBJECT TO COMPLIANCE WITH ARTICLE IV, AS APPLICABLE, EACH OF THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF, AND CONSENTS TO VENUE IN, THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS FOR ALL PURPOSES HEREUNDER.

Section 6.6 Further Assurances. Each of the parties hereto will, without additional consideration, execute and deliver such further instruments and take such other action as may be reasonably requested by any other party hereto in order to carry out the purposes and intent of this Agreement.

Section 6.7 Incorporation of Recitals. The preamble and recitals to this Agreement are hereby incorporated in this Agreement, and, by this reference, made a part hereof.

Section 6.8 No Presumption Against Drafter. Each of the parties hereto has jointly participated in the negotiation and drafting of this Agreement. In the event there arises any ambiguity or question or intent or interpretation with respect to this Agreement, this Agreement shall be construed as if drafted jointly by all of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

Section 6.9 Parties in Interest. This Agreement is solely for the benefit of the parties hereto and no other Persons shall be third party beneficiaries of this Agreement.

Section 6.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, and successors, and each trustee of any other currently existing or hereinafter to be formed trust for the current or future, direct or indirect, vested or contingent, benefit of a beneficiary of a Hyatt Owning Trust that is the direct or indirect holder of Hyatt Common Stock. Except as provided in the last sentence of Section 6.1 hereof, no party may assign his rights or obligations under this Agreement.

Section 6.11 Severability. If any term or provision of this Agreement shall, to any extent, be held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, shall not be affected thereby and this Agreement shall be deemed severable and shall be enforced otherwise to the full extent permitted by law; provided, however, that such enforcement does not deprive any party hereto of the benefit of the bargain.

Section 6.12 Amendment and Waiver. This Agreement may not be amended, modified, supplemented or restated except by written agreement of (a) 75% of the Current Adult Beneficiaries and (b) a majority of the Adult Beneficiaries (other than the Current Adult Beneficiaries) at the time any such amendment, modification, supplement or restatement is sought, it being agreed that any of the foregoing individuals may consent or refuse to consent to the amendment, modification or supplementation of this Agreement in such individual’s sole and absolute discretion. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Section 6.13 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given and received if delivered personally (including delivery by courier service), transmitted by telegram or facsimile transmission, or mailed by registered or certified mail, postage prepaid, return receipt requested, to the parties at their respective addresses set forth on Exhibit C, or to such other address as the party to whom notice is to be given may have previously furnished to the other parties in writing in accordance herewith. Notice shall be deemed given on the date received (or, if receipt thereof is refused, on the date of such refusal).

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of October 1, 2009.

ADULT BENEFICIARIES:

/s/ Nicholas J. Pritzker
Nicholas J. Pritzker

/s/ Thomas J. Pritzker
Thomas J. Pritzker

/s/ James N. Pritzker
James N. Pritzker

/s/ John A. Pritzker
John A. Pritzker

/s/ Linda Pritzker
Linda Pritzker

/s/ Karen L. Pritzker
Karen L. Pritzker

/s/ Penny Pritzker
Penny Pritzker

/s/ Anthony N. Pritzker
Anthony N. Pritzker

/s/ Gigi Pritzker Pucker
Gigi Pritzker Pucker

/s/ Jay Robert Pritzker
Jay Robert Pritzker

[Signature Page to Amended and Restated Foreign Global Hyatt Agreement]

/s/ Joseph B. Pritzker
Joseph B. Pritzker

/s/ Regan Pritzker
Regan Pritzker

/s/ Rachel Pritzker Hunter
Rachel Pritzker Hunter

/s/ Roland Bacon Pritzker
Roland Bacon Pritzker

/s/ Jason N. Pritzker
Jason N. Pritzker

/s/ Benjamin T. Pritzker
Benjamin T. Pritzker

/s/ Rosemary Pritzker
Rosemary Pritzker

/s/ Tal Hava Pritzker
Tal Hava Pritzker

/s/ Jacob N. Pritzker
Jacob N. Pritzker

/s/ David T. Pritzker
David T. Pritzker

/s/ Allison Pritzker Schwartz
Allison Pritzker Schwartz

/s/ Adam Pritzker
Adam Pritzker

/s/ Isaac Pritzker
Isaac Pritzker

[Signature Page to Amended and Restated Foreign Global Hyatt Agreement]

/s/ Noah Pritzker
Noah Pritzker

/s/ Dana Jean
Dana Jean Pritzker Schwartz

/s/ Donald Pritzker Traubert
Donald Pritzker Traubert

[Signature Page to Amended and Restated Foreign Global Hyatt Agreement]

Exhibit A
HYATT OWNING TRUSTS

Settlement T-551-1
Settlement T-551-2
Settlement T-551-3
Settlement T-551-4
Settlement T-551-5
Settlement T-551-6
Settlement T-551-7
Settlement T-551-10
Settlement T-551-11
Settlement T-551-12
Settlement 1740 Trust #14
Settlement 1740 Trust #15
RP 1740 #17 Apex Trust
Settlement 1740 Trust #22
Settlement 1740 Trust #23
Settlement 1740 Trust #24
Settlement 1740 Trust #25
Settlement 1740 Trust #26A
Settlement 1740 Trust #26B
Settlement 1740 Trust #26C
Settlement 1740 Trust #26D
Settlement 1740 Trust #27
Settlement 1740 Trust #28
Settlement 1740 Trust #29
Settlement 1740 Trust #30
Settlement 1740 Trust #31
Settlement 1740 Trust #32
Settlement 1740 Trust #33
Settlement 1740 Trust #34
Settlement 1740 Trust #35
Settlement 1740 Trust #36
Settlement 1740 Trust #37
Settlement 1740 Trust #38
Settlement 1740 Trust #39
Settlement 1740 Trust #40
Settlement T-2043

Settlement T-577
Settlement T-2390-A
Settlement T-2390-B
Settlement T-2390-C

Exhibit B

CURRENT ADULT BENEFICIARIES

Nicholas J. Pritzker
Thomas J. Pritzker
James N. Pritzker
John A. Pritzker
Linda Pritzker
Karen L. Pritzker
Penny Pritzker
Daniel F. Pritzker
Anthony N. Pritzker
Gigi Pritzker Pucker
Jay Robert Pritzker

Exhibit C
NOTICES

Adult Beneficiaries:

Mr. Adam Pritzker
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Ms. Allison Pritzker Schwartz
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Mr. Anthony N. Pritzker
c/o Mr. Ivan Deutsch
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
(212) 558-3750 (Telephone)
(212) 558-3588 (Facsimile)

Mr. Benjamin T. Pritzker
c/o Mr. Joel S. Rothman
Rothman Law Group
135 S. LaSalle Street
Suite 2810
Chicago, IL 60603
(312) 578-0900 (Telephone)
(312) 578-0905 (Facsimile)

Ms. Dana Jean Pritzker Schwartz
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Mr. Daniel F. Pritzker
c/o Mr. Ivan Deutsch
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
(212) 558-3750 (Telephone)
(212) 558-3588 (Facsimile)

and

Mr. Daniel F. Pritzker
c/o Timmons Advisors, LLC
3555 Timmons Lane
Suite 800
Houston, TX 77027
(713) 961-1600 (Telephone)
(713) 623-2317 (Facsimile)

Mr. David T. Pritzker
c/o Mr. Joel S. Rothman
Rothman Law Group
135 S. LaSalle Street
Suite 2810
Chicago, IL 60603
(312) 578-0900 (Telephone)
(312) 578-0905 (Facsimile)

Mr. Donald P. Traubert
c/o Mr. J. Kevin Poorman
Pritzker Realty Group LP
71 S. Wacker Drive
47th Floor
Chicago, IL 60606
(312) 873-4802 (Telephone)
(312) 873-4891 (Facsimile)

Ms. Gigi Pritzker Pucker
c/o Ms. Karen MacKay
Burke Warren MacKay & Serritella PC
330 N. Wabash Avenue
22nd Floor
Chicago, IL 60611-3607
(312) 840-7009 (Telephone)
(312) 840-7900 (Facsimile)

Mr. Isaac Pritzker
c/o Mr. Thomas Dykstra
N Pritzker Capital Management, LLC
10 S. Wacker Dr.
Suite 1860
Chicago, IL 60606
(312) 896-1717 (Telephone)
(312) 896-1720 (Facsimile)

Mr. Jacob N. Pritzker
c/o Mr. Thomas Dykstra
N Pritzker Capital Management, LLC
10 S. Wacker Dr.
Suite 1860
Chicago, IL 60606
(312) 896-1717 (Telephone)
(312) 896-1720 (Facsimile)

Mr. James N. Pritzker
c/o Mr. Charles E. Dobrusin
Charles E. Dobrusin & Associates, Ltd.
104 S. Michigan Avenue
Suite 900
Chicago, IL 60603-5906
(312) 436-1202 (Telephone)
(312) 436-1201 (Facsimile)

and

Mr. James N. Pritzker
c/o Mr. Harry B. Rosenberg
Reed Smith Sachnoff & Weaver
10 South Wacker Drive
40th Floor
Chicago, IL 60606-7507
(312) 207-1000 (Telephone)
(312) 207-6400 (Facsimile)

Mr. Jason N. Pritzker
c/o Mr. Joel S. Rothman
Rothman Law Group
135 S. LaSalle Street
Suite 2810
Chicago, IL 60603
(312) 578-0900 (Telephone)
(312) 578-0905 (Facsimile)

Mr. Jay Robert Pritzker
c/o Mr. Ivan Deutsch
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
(212) 558-3750 (Telephone)
(212) 558-3588 (Facsimile)

Mr. John A. Pritzker
c/o Mr. Ivan Deutsch
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
(212) 558-3750 (Telephone)
(212) 558-3588 (Facsimile)

Mr. Joseph B. Pritzker
c/o Mr. Thomas Dykstra
N Pritzker Capital Management, LLC
10 S. Wacker Dr.
Suite 1860
Chicago, IL 60606
(312) 896-1717 (Telephone)
(312) 896-1720 (Facsimile)

Ms. Karen L. Pritzker
c/o Mr. Ivan Deutsch
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
(212) 558-3750 (Telephone)
(212) 558-3588 (Facsimile)

Ms. Linda Pritzker
c/o Mr. Ivan Deutsch
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
(212) 558-3750 (Telephone)
(212) 558-3588 (Facsimile)

Ms. Nancy Marie Pritzker
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Mr. Nicholas J. Pritzker
c/o Mr. Marshall Eisenberg
Neal Gerber & Eisenberg LLP
Two North LaSalle St.
Suite 2200
Chicago, IL 60602
(312) 269-8020 (Telephone)
(312) 269-0260 (Facsimile)

Mr. Noah Pritzker
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Ms. Penny Pritzker
c/o Mr. J. Kevin Poorman
Pritzker Realty Group LP
71 S. Wacker Drive
47th Floor
Chicago, IL 60606
(312) 873-4802 (Telephone)
(312) 873-4891 (Facsimile)

Ms. Rachel Pritzker Hunter
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Ms. Regan Pritzker
c/o Mr. Thomas Dykstra
N Pritzker Capital Management, LLC
10 S. Wacker Dr.
Suite 1860
Chicago, IL 60606
(312) 896-1717 (Telephone)
(312) 896-1720 (Facsimile)

Mr. Roland Pritzker
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Ms. Rosemary Pritzker
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

Ms. Tal Hava Pritzker
c/o Mr. Charles E. Dobrusin
Charles E. Dobrusin & Associates, Ltd.
104 S. Michigan Avenue
Suite 900
Chicago, IL 60603-5906
(312) 436-1202 (Telephone)
(312) 436-1201 (Facsimile)

Mr. Thomas J. Pritzker
c/o Mr. Marshall Eisenberg
Neal Gerber & Eisenberg LLP
Two North LaSalle St.
Suite 2200
Chicago, IL 60602
(312) 269-8020 (Telephone)
(312) 269-0260 (Facsimile)

Mr. Zachary Pritzker
c/o Mr. Eric D. Brandfonbrener
Perkins Coie, LLP
131 S. Dearborn St.
Suite 1700
Chicago, IL 60603
(312) 324-8602 (Telephone)
(312) 324-9602 (Facsimile)

ACKNOWLEDGEMENT AND JOINDER (Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used by not otherwise defined have the meaning ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited, solely in its capacity as Trustee (the “Trustee”) of the trusts listed on Annex A attached hereto (the “Trusts”), is the 94.073849% owner of IHE, INC., a Bahamian International Business Company (“IHE”).

4.     IHE is the sole shareholder of each of Luxury Lodging, Inc., a Bahamian International Business Company (“LLI”), Hospitality Hotels, Inc., a Bahamian International Business Company (“HHI”) and WW Hotels, Inc., a Bahamian International Business Company (“WWH”).

5.     Pursuant to the Foreign GH Agreement, the Adult Beneficiaries have advised the Trustee of their desire that the Trustee act in accordance with the provisions of Section 3.1 of the Foreign GH Agreement.

6.     The Trustee acknowledges the terms of the Foreign GH Agreement and the desires of the Adult Beneficiaries as expressed therein.

7.     The Trustee has determined that it is in the best interests of the beneficiaries of the Trusts that the Trustee ensure that the desires of the Adult Beneficiaries as expressed in the Foreign GH Agreement are implemented.

8.     Based on the determination described in Section 7 above, the Trustee hereby joins and agrees to be bound by the terms of the Foreign GH Agreement from and after the date hereof.

9.     The Trustee has advised the Board of Directors of IHE that the Trustee has joined and agreed to be bound by the Foreign GH Agreement, and has requested that IHE join and agree to be bound by the Foreign GH Agreement.

10.     Based on the request of the Trustee described in Section 9 above, IHE hereby joins and agrees to be bound by the terms of the Foreign GH Agreement from and after the date hereof.

11.     IHE has advised the Boards of Directors of each of LLI, HHI and WWH that IHE has joined and agreed to be bound by the Foreign GH Agreement, and has requested that each of LLI, HHI and WWH join and agree to be bound by the Foreign GH Agreement.

12.     Based on the request of IHE described in Section 11 above, each of LLI, HHI and WWH hereby joins and agrees to be bound by the Foreign GH Agreement from and after the date hereof.

13.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

14.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT AND THE ANNEX HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

15.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

16.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof, and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of October 19, 2009.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of each of the separate and distinct trusts listed on Annex A attached hereto

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

IHE, INC., a Bahamian International Business Company

By: /s/ Michelle Gibson
Name: Commerce Services Limited
Title: Director

By: /s/ Carlis E. Chisholm
Name: Corporate Associates Limited
Title: Director

LUXURY LODGING, INC., a Bahamian International Business Company

By: /s/ Michelle Gibson
Name: Commerce Services Limited
Title: Director

By: /s/ Carlis E. Chisholm
Name: Corporate Associates Limited
Title: Director

HOSPITALITY HOTELS, INC., a Bahamian International Business Company

By: /s/ Michelle Gibson
Name: Commerce Services Limited
Title: Director

By: /s/ Carlis E. Chisholm
Name: Corporate Associates Limited
Title: Director

WW HOTELS, INC., a Bahamian International Business Company

By: /s/ Michelle Gibson
Name: Commerce Services Limited
Title: Director

By: /s/ Carlis E. Chisholm
Name: Corporate Associates Limited
Title: Director

ANNEX A

CIBC Trust Company (Bahamas) Limited, not individually but solely as Trustee of the following Trusts:

Settlement 1740 Trust #14
Settlement 1740 Trust #15
RP 1740 #17 Apex Trust
Settlement 1740 Trust #22
Settlement 1740 Trust #23
Settlement 1740 Trust #24
Settlement 1740 Trust #25
Settlement 1740 Trust #26A
Settlement 1740 Trust #26B
Settlement 1740 Trust #26C
Settlement 1740 Trust #26D
Settlement 1740 Trust #27
Settlement 1740 Trust #28
Settlement 1740 Trust #29
Settlement 1740 Trust #30
Settlement 1740 Trust #31
Settlement 1740 Trust #32
Settlement 1740 Trust #33
Settlement 1740 Trust #34
Settlement 1740 Trust #35
Settlement 1740 Trust #36
Settlement 1740 Trust #37
Settlement 1740 Trust #38
Settlement T-551-1
Settlement T-551-2
Settlement T-551-3
Settlement T-551-4
Settlement T-551-5
Settlement T-551-6
Settlement T-551-7
Settlement T-551-10
Settlement T-551-11
Settlement T-551-12
Settlement T-577
Settlement 1740 Trust #39
Settlement 1740 Trust #40
Settlement T-2043
Settlement T-2390-A
Settlement T-2390-B
Settlement T-2390-C

ACKNOWLEDGEMENT AND JOINDER (Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of Settlement 1740 Trust #13 (the “Trust”).

4.     The Trust was heretofore established for the benefit of Richard S. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Schevon Miller
Name: Schevon Miller
Title: Manager, Private Banking

ACKNOWLEDGEMENT AND JOINDER (Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of Settlement 1740 Trust #18 (the “Trust”).

4.     The Trust was heretofore established for the benefit of Richard S. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Schevon Miller
Name: Schevon Miller
Title: Manager, Private Banking

ACKNOWLEDGEMENT AND JOINDER BY BOMBAY HOTEL CORPORATION (Amended and Restated Foreign Global Hyatt Agreement)
1Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3CIBC Trust Company (Bahamas) Limited, solely in its capacity as Trustee (the “Trustee”) of the trusts listed on Annex A attached hereto (the “Trusts”), is the 100% owner of Bombay Hotel Corporation, a Cayman Islands corporation (“Bombay”).

4Pursuant to the Foreign GH Agreement, the Adult Beneficiaries that are beneficiaries of the Trusts have advised the Trustee of their desire that the Trustee act in accordance with the provisions of Section 3.1 of the Foreign GH Agreement and, pursuant to that certain Acknowledgement and Joinder dated October 19, 2009, the Trustee, as trustee of the Trusts, has joined in and agreed to be bound by the terms of the Foreign GH Agreement.

5The Trustee has advised the Board of Directors of Bombay that the Trustee, as Trustee of the Trusts, has joined in and agreed to be bound by the Foreign GH Agreement, and has requested that Bombay join in and agree to be bound by the Foreign GH Agreement as provided herein.

6Based on the request of the Trustee described in Section 5 above, Bombay hereby joins in and agrees to be bound by the terms of the Foreign GH Agreement from and after the date hereof. Bombay further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE CAYMAN ISLANDS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

BOMBAY HOTEL CORPORATION, a Cayman Islands corporation

By: /s/ Wendy Bush
Name: Commerce Advisory Services Limited
Title: Secretary

ANNEX

CIBC Trust Company (Bahamas) Limited, not individually but solely as trustee of the following Trusts:

Settlement T-2390-A
Settlement T-2390-B
Settlement T-2390-C

ACKNOWLEDGEMENT AND JOINDER BY CPC, INC. (Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited, solely in its capacity as Trustee (the “Trustee”) of the trusts listed on Annex A attached hereto (the “Trusts”), is the 100% owner of CPC, Inc., a Bahamian International Business Company (“CPC”).

4.     Pursuant to the Foreign GH Agreement, the Adult Beneficiaries that are beneficiaries of the Trusts have advised the Trustee of their desire that the Trustee act in accordance with the provisions of Section 3.1 of the Foreign GH Agreement and, pursuant to that certain Acknowledgement and Joinder dated October 19, 2009, the Trustee, as trustee of the Trusts, has joined in and agreed to be bound by the terms of the Foreign GH Agreement.

5.     The Trustee has advised the Board of Directors of CPC that the Trustee, as Trustee of the Trusts, has joined in and agreed to be bound by the Foreign GH Agreement, and has requested that CPC join in and agree to be bound by the Foreign GH Agreement as provided herein.

6.     Based on the request of the Trustee described in Section 5 above, CPC hereby joins in and agrees to be bound by the terms of the Foreign GH Agreement from and after the date hereof. CPC further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CPC, INC., a Bahamian International Business Company

By: /s/ Schevon Miller
Name: Commerce Services Limited
Title: Director

By: /s/ Carlis E. Chisholm
Name: Corporate Associates Limited
Title: Director

ANNEX A
CIBC Trust Company (Bahamas) Limited, not individually but solely as trustee of the following Trusts:

Settlement T-2390-A
Settlement T-2390-B
Settlement T-2390-C

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of Settlement T-2113AFD (the “Trust”).

4.     The Trust was heretofore established for the benefit of Jason N. Pritzker, Benjamin T. Pritzker and David T. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and

Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of Settlement T-551-1FD (the “Trust”).

4.     The Trust was heretofore established for the benefit of Thomas J. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of 1740 Trust #27FD (the “Trust”).

4.     The Trust was heretofore established for the benefit of Thomas J. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of 1740 #37FD (the “Trust”).

4.     The Trust was heretofore established for the benefit of Rose Pritzker Traubert, currently a minor, and Donald Pritzker Traubert.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and

Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of 1740 #34FD2 (the “Trust”).

4.     The Trust was heretofore established for the benefit of Penny Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of T-551-10FD2 (the “Trust”).

4.     The Trust was heretofore established for the benefit of Penny Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER (Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of Settlement T-577FD5 (the “Trust”).

4.     The Trust was heretofore established for the benefit of Nicholas J. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the NJP 1740 #5 Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Nicholas J. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Lewis M. Linn are Trustees (collectively, the “Trustee”) of the N-3 Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Linda Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Lewis M. Linn
Lewis M. Linn, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Lewis M. Linn are Trustees (collectively, the “Trustee”) of the N-2 Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Linda Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Lewis M. Linn
Lewis M. Linn, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Lewis M. Linn are Trustees (collectively, the “Trustee”) of the Scorpion Nassau Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Roland Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Lewis M. Linn
Lewis M. Linn, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Lewis M. Linn are Trustees (collectively, the “Trustee”) of the Festus Bahamas Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Rachel Pritzker Hunter.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Lewis M. Linn
Lewis M. Linn, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Lewis M. Linn are Trustees (collectively, the “Trustee”) of the Vered Island Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Rosemary Pritzker .

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Lewis M. Linn
Lewis M. Linn, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate, Walter W. Simmers and Lucinda S. Falk are Trustees (collectively, the “Trustee”) of the AS 2010 N-1 Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Allison C. Pritzker Schwartz.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and

Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Andrew D. Wingate
Andrew D. Wingate, solely as trustee of the Trust

/s/ Walter W. Simmers
Walter W. Simmers, solely as trustee of the Trust

/s/ Lucinda S. Falk
Lucinda S. Falk, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate, Walter W. Simmers and Lucinda S. Falk are Trustees (collectively, the “Trustee”) of the DS 2010 N-1 Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Dana J. Pritzker Schwartz.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and

Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Andrew D. Wingate
Andrew D. Wingate, solely as trustee of the Trust

/s/ Walter W. Simmers
Walter W. Simmers, solely as trustee of the Trust

/s/ Lucinda S. Falk
Lucinda S. Falk, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate, Walter W. Simmers and Lucinda S. Falk are Trustees (collectively, the “Trustee”) of the JV 2010 N-1 Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Julia S. Pritzker Vlock.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and

Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Andrew D. Wingate
Andrew D. Wingate, solely as trustee of the Trust

/s/ Walter W. Simmers
Walter W. Simmers, solely as trustee of the Trust

/s/ Lucinda S. Falk
Lucinda S. Falk, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     Andrew D. Wingate and Walter W. Simmers are Trustees (collectively, the “Trustee”) of the KLP 2006 N-3 Family Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Karen L. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate, solely as trustee of the Trust

/s/ Walter W. Simmers
Walter W. Simmers, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     Andrew D. Wingate, Walter W. Simmers and CIBC Trust Company (Bahamas) Limited are Trustees (collectively, the “Trustee”) of the KLP 2006 N-4 Family Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Karen L. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and

Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

/s/ Andrew D. Wingate
Andrew D. Wingate, solely as trustee of the Trust

/s/ Walter W. Simmers
Walter W. Simmers, solely as trustee of the Trust

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate, Walter W. Simmers and Lucinda S. Falk are Trustees (collectively, the “Trustee”) of the TV 2010 N-1 Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Theodore S. Pritzker Vlock.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and

Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Andrew D. Wingate
Andrew D. Wingate, solely as trustee of the Trust

/s/ Walter W. Simmers
Walter W. Simmers, solely as trustee of the Trust

/s/ Lucinda S. Falk
Lucinda S. Falk, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Thomas J. Muenster are Trustees (collectively, the “Trustee”) of the Moreau Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Jay Robert Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Thomas J. Muenster
Thomas J. Muenster, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Thomas J. Muenster are Trustees (collectively, the “Trustee”) of the Cheyenne Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Jay Robert Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Thomas J. Muenster
Thomas J. Muenster, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the Locust Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Adam Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the Northwoods Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of John A. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the Minoso Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of John A. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the Francis Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Noah Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the Sangdu Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Samuel F. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the 1740-40 AANP Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Andrew A.N. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     JPMorgan Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the JNP 2010 Parachute Trust N3 (the “Trust”).

4.     The Trust was heretofore established for the benefit of James N. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

JPMORGAN TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Marsya Cates
Name: Marsya Cates
Title: Vice President

By: /s/ Cameron A. Carey
Name: Cameron A. Carey
Title: Associate

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     JPMorgan Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the JNP 2010 Parachute Trust N2 (the “Trust”).

4.     The Trust was heretofore established for the benefit of James N. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

JPMORGAN TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Marsya Cates
Name: Marsya Cates
Title: Vice President

By: /s/ Cameron A. Carey
Name: Cameron A. Carey
Title: Associate

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the THP 2010 Trust N2 (the “Trust”).

4.     The Trust was heretofore established for the benefit of Tal Hava Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the WJGP 2010 Trust N2 (the “Trust”).

4.     The Trust was heretofore established for the benefit of William J. G. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of Settlement T-2113D-FDA (the “Trust”).

4.     The Trust was heretofore established for the benefit of Abigail Pritzker Pucker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of Settlement T-551-4FD (the “Trust”).

4.     The Trust was heretofore established for the benefit of Gigi Pritzker Pucker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of Settlement 1740 Trust #30FD (the “Trust”).

4.     The Trust was heretofore established for the benefit of Gigi Pritzker Pucker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of Settlement T-2113D-FDJ (the “Trust”).

4.     The Trust was heretofore established for the benefit of Jessica Pritzker Pucker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of Settlement T-2113D-FDM (the “Trust”).

4.     The Trust was heretofore established for the benefit of Maggie Pritzker Pucker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Lewis M. Linn are Trustees (collectively, the “Trustee”) of the Alushta Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Alexander N. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Lewis M. Linn
Lewis M. Linn, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Lewis M. Linn are Trustees (collectively, the “Trustee”) of the Aman Trust 2 (the “Trust”).

4.     The Trust was heretofore established for the benefit of Anthony N. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Lewis M. Linn
Lewis M. Linn, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Lewis M. Linn are Trustees (collectively, the “Trustee”) of the Aman Trust 1 (the “Trust”).

4.     The Trust was heretofore established for the benefit of Anthony N. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Lewis M. Linn
Lewis M. Linn, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Lewis M. Linn are Trustees (collectively, the “Trustee”) of the Evpatoria Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Elizabeth S. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Lewis M. Linn
Lewis M. Linn, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Lewis M. Linn are Trustees (collectively, the “Trustee”) of the Izyum Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Jennifer K. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Lewis M. Linn
Lewis M. Linn, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Lewis M. Linn are Trustees (collectively, the “Trustee”) of the Nikopol Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Nicholas C. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Lewis M. Linn
Lewis M. Linn, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Leonard J. Loventhal are Trustees (collectively, the “Trustee”) of the LaDini B Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Cindy Marie Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Leonard J. Loventhal
Leonard J. Loventhal, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Leonard J. Loventhal are Trustees (collectively, the “Trustee”) of the Harlan Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Daniel F. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Leonard J. Loventhal
Leonard J. Loventhal, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Leonard J. Loventhal are Trustees (collectively, the “Trustee”) of the Elsinore Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Daniel F. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Leonard J. Loventhal
Leonard J. Loventhal, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Leonard J. Loventhal are Trustees (collectively, the “Trustee”) of the Jaybird B Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Jay Arthur Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Leonard J. Loventhal
Leonard J. Loventhal, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Leonard J. Loventhal are Trustees (collectively, the “Trustee”) of the Jon Jacob B Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Jon Jay Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Leonard J. Loventhal
Leonard J. Loventhal, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Leonard J. Loventhal are Trustees (collectively, the “Trustee”) of the Banana B Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Nancy M. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Leonard J. Loventhal
Leonard J. Loventhal, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     CIBC Trust Company (Bahamas) Limited and Leonard J. Loventhal are Trustees (collectively, the “Trustee”) of the ZAP B Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Zachary A. Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2010.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Trust

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: General Manager

By: /s/ Michelle Gibson
Name: Michelle Gibson
Title: Trust Officer

/s/ Leonard J. Loventhal
Leonard J. Loventhal, solely as trustee of the Trust

ACKNOWLEDGEMENT AND JOINDER BY G14M2 HHC, L.L.C.
(Amended and Restated Foreign Global Hyatt Agreement)

1Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3G14M2 HHC, L.L.C., a Delaware limited liability company (“G14M2 HHC”), has acquired shares of common stock, par value $0.01 per share, of Hyatt Hotels Corporation (the “Common Stock”).

4In connection with the receipt by G14M2 HHC of Common Stock, G14M2 HHC hereby joins in and agrees to be bound by the terms of the Foreign GH Agreement from and after the date hereof. G14M2 HHC further agrees not to distribute, transfer or otherwise dispose of any shares of Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

5This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

6ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 20, 2010.

G14M2 HHC, L.L.C., a Delaware limited liability company

By: /s/ Ronald D. Wray
Name: Ronald D. Wray
Title: Vice President, Treasurer & Secretary

(Signature Page to Joinder Agreement to Amended and Restated Foreign Global Hyatt Agreement)

ACKNOWLEDGEMENT AND JOINDER BY T11M2 HHC, L.L.C.
(Amended and Restated Foreign Global Hyatt Agreement)

1Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3T11M2 HHC, L.L.C., a Delaware limited liability company (“T11M2 HHC”), has acquired shares of common stock, par value $0.01 per share, of Hyatt Hotels Corporation (the “Common Stock”).

4In connection with the receipt by T11M2 HHC of Common Stock, T11M2 HHC hereby joins in and agrees to be bound by the terms of the Foreign GH Agreement from and after the date hereof. T11M2 HHC further agrees not to distribute, transfer or otherwise dispose of any shares of Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

5This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

6ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 20, 2010.

T11M2 HHC, L.L.C., a Delaware limited liability company

By: /s/ Ronald D. Wray
Name: Ronald D. Wray
Title: Vice President, Treasurer & Secretary

(Signature Page to Joinder Agreement to Amended and Restated Foreign Global Hyatt Agreement)

JOINDER AGREEMENT
(Amended and Restated Foreign Global Hyatt Agreement)
Reference is made to that certain Amended and Restated Foreign Global Hyatt Agreement (as amended from time to time, the “Amended and Restated Foreign Global Hyatt Agreement”), dated as of October 1, 2009, by, between and among each of the Adult Beneficiaries signatories thereto (capitalized terms used herein without definition shall have the meaning set forth in Amended and Restated Foreign Global Hyatt Agreement).
The undersigned, an Adult Beneficiary, hereby agrees to be bound by all of the terms and provisions of the Amended and Restated Foreign Global Hyatt Agreement and, as of the date hereof, makes all of the representations and warranties set forth in Exhibit A attached hereto.

Dated as of: April 15, 2010.

/s/ Abigail Pritzker Pucker
Abigail Pritzker Pucker

Exhibit A

(a) The undersigned has the full power, right and legal capacity to enter into this Joinder Agreement to the Amended and Restated Foreign Global Hyatt Agreement, to perform, observe and comply with all of the undersigned’s agreements and obligations under the Amended and Restated Foreign Global Hyatt Agreement and to consummate the transactions contemplated thereby.

(b) This Joinder Agreement to the Amended and Restated Foreign Global Hyatt Agreement has been duly and validly executed by the undersigned and, upon delivery thereof by the undersigned, this Joinder Agreement and the Amended and Restated Foreign Global Hyatt Agreement will constitute legal, valid and binding obligations of the undersigned enforceable against the undersigned in accordance with their respective terms.

(c) The undersigned’s informed decision to execute and deliver the Joinder Agreement and perform the Amended and Restated Foreign Global Hyatt Agreement (A) was made on the basis of legal, tax, financial and other advice from professionals, including Joined Agents, acting on behalf of the undersigned or on the basis of the undersigned having had the opportunity to engage legal, tax, financial and other advice from professionals, acting on behalf of the undersigned, (B) was voluntary, and (C) was not based on any representations, warranties, covenants and/or agreements of any party or other Person not expressly provided for in the Amended and Restated Foreign Global Hyatt Agreement.

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Foreign GH Agreement.

3.     Nicholas J. Pritzker and Lawrence I Richman are Co-Trustees (the “Trustees”) of Second Universe Trust (the “Trust”).

4.     The Trust was heretofore established for the benefit of Nicholas J. Pritzker.

5.     The Trustees acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Trust of shares of Hyatt Common Stock, the Trustees hereby join in and agree to be bound by the terms and conditions of the Foreign GH Agreement. The Trustees further agree not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Pages Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 23, 2010.

Nicholas J. Pritzker, not individually but solely as co-trustee of the Trust
By: /s/ Nicholas J. Pritzker

Lawrence I. Richman, not individually but solely as co-trustee of the Trust
By: /s/ Lawrence I. Richman

JOINDER AGREEMENT
(Amended and Restated Foreign Global Hyatt Agreement)

Reference is made to that certain Amended and Restated Foreign Global Hyatt Agreement (as amended from time to time, the “Amended and Restated Foreign Global Hyatt Agreement”), dated as of October 1, 2009, by, between and among each of the Adult Beneficiaries signatories thereto (capitalized terms used herein without definition shall have the meaning set forth in Amended and Restated Foreign Global Hyatt Agreement).

The undersigned, an Adult Beneficiary, hereby agrees to be bound by all of the terms and provisions of the Amended and Restated Foreign Global Hyatt Agreement and, as of the date hereof, makes all of the representations and warranties set forth in Exhibit A attached hereto.

Dated as of: 3/10, 2010.

/s/ Andrew A. N. Pritzker
Andrew A. N. Pritzker

Exhibit A

(a) The undersigned has the full power, right and legal capacity to enter into this Joinder Agreement to the Amended and Restated Foreign Global Hyatt Agreement, to perform, observe and comply with all of the undersigned’s agreements and obligations under the Amended and Restated Foreign Global Hyatt Agreement and to consummate the transactions contemplated thereby.

(b) This Joinder Agreement to the Amended and Restated Foreign Global Hyatt Agreement has been duly and validly executed by the undersigned and, upon delivery thereof by the undersigned, this Joinder Agreement and the Amended and Restated Foreign Global Hyatt Agreement will constitute legal, valid and binding obligations of the undersigned enforceable against the undersigned in accordance with their respective terms.

(c) The undersigned’s informed decision to execute and deliver the Joinder Agreement and perform the Amended and Restated Foreign Global Hyatt Agreement (A) was made on the basis of legal, tax, financial and other advice from professionals, including Joined Agents, acting on behalf of the undersigned or on the basis of the undersigned having had the opportunity to engage legal, tax, financial and other advice from professionals, acting on behalf of the undersigned, (B) was voluntary, and (C) was not based on any representations, warranties, covenants and/or agreements of any party or other Person not expressly provided for in the Amended and Restated Foreign Global Hyatt Agreement.

ACKNOWLEDGEMENT AND JOINDER BY GHHC, L.L.C.
(Amended and Restated Foreign Global Hyatt Agreement)

1Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3GHHC, L.L.C., a Delaware limited liability company (“GHHC”), has acquired shares of common stock, par value $0.01 per share, of Hyatt Hotels Corporation (the “Common Stock”).

4In connection with the receipt by GHHC of Common Stock, GHHC hereby joins in and agrees to be bound by the terms of the Foreign GH Agreement from and after the date hereof. GHHC further agrees not to distribute, transfer or otherwise dispose of any shares of Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

5This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

6ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of September 8, 2010.

GHHC, L.L.C., a Delaware limited liability company

By: /s/ Ronald D. Wray
Name: Ronald D. Wray
Title: Vice President, Treasurer & Secretary

ACKNOWLEDGEMENT AND JOINDER BY THHC, L.L.C.
(Amended and Restated Foreign Global Hyatt Agreement)

1Reference is made to the Amended and Restated Foreign Global Hyatt Agreement dated as of October 1, 2009 by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3THHC, L.L.C., a Delaware limited liability company (“THHC”), has acquired shares of common stock, par value $0.01 per share, of Hyatt Hotels Corporation (the “Common Stock”).

4In connection with the receipt by THHC of Common Stock, THHC hereby joins in and agrees to be bound by the terms of the Foreign GH Agreement from and after the date hereof. THHC further agrees not to distribute, transfer or otherwise dispose of any shares of Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

5This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

6ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of September 8, 2010.

THHC, L.L.C., a Delaware limited liability company

By: /s/ Ronald D. Wray
Name: Ronald D. Wray
Title: Vice President, Treasurer & Secretary

JOINDER AGREEMENT
(Amended and Restated Foreign Global Hyatt Agreement)

Reference is made to that certain Amended and Restated Foreign Global Hyatt Agreement (as amended from time to time, the “Amended and Restated Foreign Global Hyatt Agreement”), dated as of October 1, 2009, by, between and among each of the Adult Beneficiaries signatories thereto (capitalized terms used herein without definition shall have the meaning set forth in Amended and Restated Foreign Global Hyatt Agreement).

The undersigned, an Adult Beneficiary, hereby agrees to be bound by all of the terms and provisions of the Amended and Restated Foreign Global Hyatt Agreement and, as of the date hereof, makes all of the representations and warranties set forth in Exhibit A attached hereto.

Dated as of: December 21, 2010

/s/ Rose Pritzker Traubert
Rose Pritzker Traubert

Exhibit A

(a) The undersigned has the full power, right and legal capacity to enter into this Joinder Agreement to the Amended and Restated Foreign Global Hyatt Agreement, to perform, observe and comply with all of the undersigned’s agreements and obligations under the Amended and Restated Foreign Global Hyatt Agreement and to consummate the transactions contemplated thereby.

(b) This Joinder Agreement to the Amended and Restated Foreign Global Hyatt Agreement has been duly and validly executed by the undersigned and, upon delivery thereof by the undersigned, this Joinder Agreement and the Amended and Restated Foreign Global Hyatt Agreement will constitute legal, valid and binding obligations of the undersigned enforceable against the undersigned in accordance with their respective terms.

(c) The undersigned’s informed decision to execute and deliver the Joinder Agreement and perform the Amended and Restated Foreign Global Hyatt Agreement (A) was made on the basis of legal, tax, financial and other advice from professionals, including Joined Agents, acting on behalf of the undersigned or on the basis of the undersigned having had the opportunity to engage legal, tax, financial and other advice from professionals, acting on behalf of the undersigned, (B) was voluntary, and (C) was not based on any representations, warranties, covenants and/or agreements of any party or other Person not expressly provided for in the Amended and Restated Foreign Global Hyatt Agreement.

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the trusts set forth on Schedule A hereto (the “Recipient Trusts”).

4The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5Contemporaneously with the receipt by the Recipient Trusts of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of January 1, 2011.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Recipient Trusts

By: /s/ Schevon Miller
Name: Schevon Miller
Title: Authorized Signatory

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: Authorized Signatory

Schedule A

1740 Trust #40-AJ
1740 Trust #40-AB
1740 Trust #40-AD
1740 Trust #40-Locust
1740 Trust #40-Francis
1740 Trust #40-Sangdu
1740 Trust #40-LaDini B
1740 Trust #40-Jaybird B
1740 Trust #40-Jon Jacob B
1740 Trust #40-Banana B
1740 Trust #40-ZAP B
1740 Trust #40-FDA
1740 Trust #40-FDM
1740 Trust #40-FDJ
1740 Trust #40-THP
1740 Trust #40-AANP
1740 Trust #40-WJGP
1740 Trust #40-AS
1740 Trust #40-DS
1740 Trust #40-JV
1740 Trust #40-TV
1740 Trust #40-Festus Bahamas
1740 Trust #40-Scorpion Nassau
1740 Trust #40-Vered Island
1740 Trust #40-37D
1740 Trust #40-37R
1740 Trust #40-Evpatoria
1740 Trust #40-Izyum
1740 Trust #40-Nikopol
1740 Trust #40-Alushta
1740 Trust #40-RAPN
Trust 2043-AJ
Trust 2043-AB
Trust 2043-AD
Trust 2043-Locust
Trust 2043-Francis
Trust 2043-Sangdu
Trust 2043-LaDini B
Trust 2043-Jaybird B
Trust 2043-Jon Jacob B
Trust 2043-Banana B
Trust 2043-ZAP B
Trust 2043-FDA
Trust 2043-FDM
Trust 2043-FDJ

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of 1740 Trust RSP (the “Recipient Trust”).

4The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5Contemporaneously with the receipt by the Recipient Trust of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of January 1, 2011.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of 1740 Trust RSP

By: /s/ Schevon Miller
Name: Schevon Miller
Title: Authorized Signatory

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: Authorized Signatory

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3Westamerica Bank is Trustee (the “Trustee”) of 1740 Trust RSP (the “Recipient Trust”).

4The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5Contemporaneously with the receipt by the Recipient Trust of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of January 4, 2011.

Westamerica Bank, solely as trustee of 1740 Trust RSP

By: /s/ Sherry Graziano
Name: Sherry Graziano
Title: VP / Trust Officer

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.     Lewis M. Linn is Trustee (the “Trustee”) of Banana Trust (the “Recipient Trust”).

4.     The Recipient Trust was heretofore established for the benefit of Nancy Marie Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Recipient Trust of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of November 30, 2011.

/s/ Lewis M. Linn
Lewis M. Linn, not individually but solely as trustee of Banana Trust

(Signature Page to Acknowledgement and Joinder to Amended and Restated Foreign Global Hyatt Agreement)

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.     Lewis M. Linn is Trustee (the “Trustee”) of Jaybird Trust (the “Recipient Trust”).

4.     The Recipient Trust was heretofore established for the benefit of Jay Arthur Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Recipient Trust of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of November 30, 2011.

/s/ Lewis M. Linn
Lewis M. Linn, not individually but solely as trustee of Jaybird Trust

(Signature Page to Acknowledgement and Joinder to Amended and Restated Foreign Global Hyatt Agreement)

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.     Lewis M. Linn is Trustee (the “Trustee”) of Jon Jacob Trust (the “Recipient Trust”).

4.     The Recipient Trust was heretofore established for the benefit of Jon Jay Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Recipient Trust of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of November 30, 2011.

/s/ Lewis M. Linn
Lewis M. Linn, not individually but solely as trustee of Jon Jacob Trust

(Signature Page to Acknowledgement and Joinder to Amended and Restated Foreign Global Hyatt Agreement)

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.     Lewis M. Linn is Trustee (the “Trustee”) of LaDini Trust (the “Recipient Trust”).

4.     The Recipient Trust was heretofore established for the benefit of Cindy Marie Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Recipient Trust of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of November 30, 2011.

/s/ Lewis M. Linn
Lewis M. Linn, not individually but solely as trustee of LaDini Trust

(Signature Page to Acknowledgement and Joinder to Amended and Restated Foreign Global Hyatt Agreement)

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.     Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.     Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.     Lewis M. Linn is Trustee (the “Trustee”) of ZAP Trust (the “Recipient Trust”).

4.     The Recipient Trust was heretofore established for the benefit of Zachary Abram Pritzker.

5.     The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

6.     Contemporaneously with the receipt by the Recipient Trust of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

7.     This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

8.     ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

9.     This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

10.     When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and

Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.
[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of November 30, 2011.

/s/ Lewis M. Linn
Lewis M. Linn, not individually but solely as trustee of ZAP Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	F.L.P. Trust #19M2 is the sole member of P19M2 Investors, L.L.C., a Delaware limited liability company (the “LLC”).

4.
Contemporaneously with the receipt by the LLC of shares of Hyatt Common Stock, the LLC hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The LLC further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

5.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

6.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

[Signature Page Follows]
.

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2012.

P19M2 Investors, L.L.C., a Delaware limited liability company

By: /s/ Ronald D. Wray
Name: Ronald D. Wray
Title: Vice President

(Signature Page to Acknowledgement and Joinder to Amended and Restated Foreign Global Hyatt Agreement)

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	F.L.P. Trust #11M5 is the sole member of T11M5 Investors, L.L.C., a Delaware limited liability company (the “LLC”).

4.
Contemporaneously with the receipt by the LLC of shares of Hyatt Common Stock, the LLC hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The LLC further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

5.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

6.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2012.

T11M5 Investors, L.L.C., a Delaware limited liability company

By: /s/ Ronald D. Wray
Name: Ronald D. Wray
Title: Vice President

(Signature Page to Acknowledgement and Joinder to Amended and Restated Foreign Global Hyatt Agreement)

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	F.L.P. Trust #11M2 is the sole member of T11M2 Investors, L.L.C., a Delaware limited liability company (the “LLC”).

4.
Contemporaneously with the receipt by the LLC of shares of Hyatt Common Stock, the LLC hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The LLC further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

5.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

6.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of August 17, 2012.

T11M2 Investors, L.L.C., a Delaware limited liability company

By: /s/ Ronald D. Wray
Name: Ronald D. Wray
Title: Vice President

(Signature Page to Acknowledgement and Joinder to Amended and Restated Foreign Global Hyatt Agreement)

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	Nicholas J. Pritzker is Trustee (the “Trustee”) of the NJP 2012 Annuity Trust (the “Recipient Trust”).

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Recipient Trust of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of June 4, 2012.

Nicholas J. Pritzker, not individually, but solely as Trustee of the NJP 2012 Annuity Trust
/s/ Nicholas J. Pritzker

(Signature Page to Acknowledgement and Joinder to Amended and Restated Foreign Global Hyatt Agreement)

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	F.L.P. Trust #19M2 is the sole member of P19M2 Investors II, L.L.C., a Delaware limited liability company (the “LLC”).

4.
Contemporaneously with the receipt by the LLC of shares of Hyatt Common Stock, the LLC hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The LLC further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

5.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

6.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
June 25, 2013.
.

P19M2 Investors II, L.L.C., a Delaware limited liability company

By: /s/ Ronald D. Wray
Name: Ronald D. Wray
Title: Vice President

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the trusts set forth on Schedule A hereto (the “Recipient Trusts”).

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Recipient Trusts of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
August 30, 2013.
.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Recipient Trusts

By: /s/ Helen M. Carroll
Name: Helen M. Carroll
Title: Authorized Signatory

By: /s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: Authorized Signatory

Schedule A
1740 #40FD-D
1740 #40FD-R

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	Horton Trust Company LLC is Trustee (the “Trustee”) of the trusts set forth on Schedule A hereto (the “Recipient Trusts”).

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Trustee as trustee of the Recipient Trusts of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Page Follows]
.

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
November 1, 2013.

Horton Trust Company LLC, not individually but solely as trustee of each of the separate and distinct trusts set forth on Schedule A

By: /s/ John Kevin Poorman
Name: John Kevin Poorman
Title: President

Schedule A

1740 #40FD-D
1740 #40FD-R
1740 #34FD2
T-551-10FD2

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	Thomas J. Pritzker and Marshall E. Eisenberg are Co-Trustees (the “Co-Trustees”) of TJP Revocable Trust (the “Recipient Trust”).

4.	The Co-Trustees acknowledge (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Recipient Trust of the shares of Hyatt Common Stock, the Co-Trustees hereby join in and agree to be bound by the terms and conditions of the Foreign GH Agreement. The Co-Trustees further agree not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust

[Signature Page Follows]

.
IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed on
December 31, 2013.

By: /s/ Thomas J. Pritzker
Thomas J. Pritzker, not individually but solely as co-trustee of TJP Revocable Trust

By: /s/ Marshall E. Eisenberg
Marshall E. Eisenberg, not individually but solely as co-trustee of TJP Revocable Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the trusts set forth on Schedule A hereto (the “Recipient Trusts”).

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Recipient Trusts of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof..

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
January 1, 2015.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Recipient Trusts

By:    /s/ Schevon Miller
Name:    Schevon Miller
Title:    Authorized Signatory

By:    /s/ Helen Carroll
Name:    Helen Carroll
Title:    Authorized Signatory

Schedule A

Trust 551-E
Trust 1740-E
Trust 1740-F
Trust 1740-G
Trust 1740-H

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	Penny Pritzker is Trustee (the “Trustee”) of the Penny Pritzker Revocable Trust (the “Recipient Trust”).

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Recipient Trust of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
January 1, 2015.

Penny Pritzker, not individually, but solely as Trustee of the Penny Pritzker Revocable Trust

/s/ Penny Pritzker

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the trusts set forth on Schedule A hereto (the “Recipient Trusts”).

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Recipient Trusts of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
January 1, 2015.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Recipient Trusts

By:    /s/ Schevon Miller
Name:    Schevon Miller
Title:    Authorized Signatory

By:    /s/ Helen Carroll
Name:    Helen Carroll
Title:    Authorized Signatory

Schedule A

Trust 551-A
Trust 1740-A
Trust 1740-B
Trust 1740-C
Trust 1740-D

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	Maroon Private Trust Company, LLC has been appointed and has consented to serve as trustee (the “Trustee”) of F.L.P. Trust #11, the controlling member of THHC, L.L.C.

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with becoming the trustee of F.L.P. Trust #11, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Page Follows]
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IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
September 2, 2015.

Maroon Private Trust Company, LLC, solely as trustee of F.L.P. Trust #11

By:    /s/ Mary A. Akkerman
Name:    Mary A. Akkerman
Title:    President

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.
Thomas J. Pritzker is the Trustee (the “Trustee”) of Maroon Trust, the member of Maroon Private Trust Company, LLC. Maroon Private Trust Company, LLC has been appointed and has consented to serve as the trustee of F.L.P. Trust #11, the controlling member of THHC, L.L.C.

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with Maroon Private Trust Company, LLC becoming the trustee of F.L.P. Trust #11, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees, to the extent applicable, not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Page Follows]
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IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
September 2, 2015.

By:    /s/ Thomas J. Pritzker
Thomas J. Pritzker, not individually, but solely in the capacity as trustee of Maroon Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	UDQ Private Trust Company, LLC has been appointed and has consented to serve as trustee (the “Trustee”) of F.L.P. Trust #14, the controlling member of GHHC, L.L.C.

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with becoming the trustee of F.L.P. Trust #14, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Page Follows]
.

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
September 2, 2015.

UDQ Private Trust Company, LLC, solely as trustee of F.L.P. Trust #14

By:    /s/ Mary A. Akkerman
Name:    Mary A. Akkerman
Title:    President

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.
Gigi Pritzker Pucker is the Trustee (the “Trustee”) of UDQ Trust, the member of UDQ Private Trust Company, LLC. UDQ Private Trust Company, LLC has been appointed and has consented to serve as the trustee of F.L.P. Trust #14, the controlling member of GHHC, L.L.C.

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with UDQ Private Trust Company, LLC becoming the trustee of F.L.P. Trust #14, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees, to the extent applicable, not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Page Follows]
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IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
September 2, 2015.

By:    /s/ Gigi Pritzker Pucker
Gigi Pritzker Pucker, not individually, but solely in the capacity as trustee of UDQ Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	Anthony Pritzker Family Foundation, an Illinois not-for-profit corporation (“APFF”) will be receiving shares of Hyatt Common Stock.

4.
In connection with the receipt by APFF of shares of Hyatt Common Stock, APFF hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. APFF further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

5.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

6.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

.
IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
December 8, 2015.

Anthony Pritzker Family Foundation

By:    /s/ Anthony N. Pritzker
Name:    Anthony N. Pritzker
Title:    President and Director

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	The Pritzker Family Foundation, an Illinois not-for-profit corporation (“PFF”) will be receiving shares of Hyatt Common Stock.

4.
In connection with the receipt by PFF of shares of Hyatt Common Stock, PFF hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. PFF further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

5.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

6.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

.
IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
December 8, 2015.

Pritzker Family Foundation

By:    /s/ Jay Robert Pritzker
Name:    Jay Robert Pritzker
Title:    President and Director

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the trusts set forth on Schedule A hereto (the “Recipient Trusts”).

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Recipient Trusts of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof..

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
December 31st, 2015.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Recipient Trusts

By:    /s/ Schevon V. Miller
Name:    Schevon V. Miller
Title:    Authorized Signatory

By:    /s/ Helen M. Carroll
Name:    Helen M. Carroll
Title:    Authorized Signatory

Schedule A

Trust 2015-GHC1
Trust 2015-GHC2
Trust A-2015F
Trust M-2015G
Trust J-2015H

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the trusts set forth on Schedule A hereto (the “Recipient Trusts”).

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Recipient Trusts of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof..

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
December 31st, 2015.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Recipient Trusts

By:    /s/ Schevon V. Miller
Name:    Schevon V. Miller
Title:    Authorized Signatory

By:    /s/ Helen M. Carroll
Name:    Helen M. Carroll
Title:    Authorized Signatory

Schedule A

Trust 2015-THC1
Trust 2015-THC2
Trust J-2015B
Trust B-2015C
Trust D-2015D

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	1922 Trust Company LTA is the trustee (the “Trustee”) of TGFJ Trust 1 (the “Recipient Trust”).

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Recipient Trust of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed on
March 4, 2016.
1922 Trust Company LTA, not
individually but solely as trustee of
TGFJ TRUST 1

By:    /s/ Lewis M. Linn
    Lewis M. Linn, President

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	1922 Trust Company LTA is the trustee (the “Trustee”) of Jay Arthur Trust (the “Recipient Trust”).

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Recipient Trust of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust

[Signature Page Follows]
.

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed on
March 4, 2016.

1922 Trust Company LTA, not
individually but solely as trustee of
JAY ARTHUR TRUST

By:    /s/ Lewis M. Linn
    Lewis M. Linn, President

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	Paul A. Bible is the trustee (the “Trustee”) of Second Universe Trust (the “Recipient Trust”).

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Recipient Trust of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust

[Signature Page Follows]
.

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed on
April 15, 2016.

/s/ Paul. A. Bible
Paul A. Bible, not individually but solely as trustee of Second Universe Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	Nicholas J. Pritzker is the trustee (the “Trustee”) of the Nicholas J. Pritzker Revocable (the “Recipient Trust”).

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Recipient Trust of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust

[Signature Page Follows]
.

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed on
April 15, 2016.

/s/ Nicholas J. Pritzker
Nicholas J. Pritzker, not individually but solely as trustee of the Nicholas J. Pritzker Revocable Trust

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	J.P. Morgan Trust Company (Bahamas) Limited is the trustee (the “Trustee”) of 2010 N3 Purpose Trust (the “Recipient Trust”).

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Recipient Trust of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust

[Signature Page Follows]
.

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed on
December 22, 2016.
J.P. Morgan Trust Company (Bahamas) Limited, as trustee of 2010 N3 Purpose Trust

By:    /s/ Georgette Dahl-Butler
Name: Georgette Dahl-Butler
Title:    Executive Director

By:    /s/ Angela Watson
Name: Angela Watson
Title:    Vice President

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	Tao Capital Partners LLC is the managing member of Tao Invest LLC (the “Recipient Company”).

4.
Contemporaneously with the receipt by the Recipient Company of the shares of Hyatt Common Stock, the Recipient Company hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Recipient Company further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

5.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

6.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

7.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed on May 31, 2017.

Tao Invest LLC,
a Delaware limited liability company

By:	Tao Capital Partners LLC,
a Delaware limited liability company

Its:	Managing Member

By:    /s/ Joseph I. Perkovich
Joseph I. Perkovich, President

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the trusts set forth on Schedule A hereto (the “Recipient Trusts”).

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Recipient Trusts of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof..

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
January 1, 2018.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Recipient Trusts

By:    /s/ Schevon V. Miller
Name:    Schevon V. Miller
Title:    Authorized Signatory

By:    /s/ Helen M. Carroll
Name:    Helen M. Carroll
Title:    Authorized Signatory

Schedule A

Trust GPP-PTA
Trust GPP-PTB
Trust APP-NPT
Trust MPP-NPT
Trust JPP-NPT

ACKNOWLEDGEMENT AND JOINDER
(Amended and Restated Foreign Global Hyatt Agreement)

1.
Reference is made to the Amended and Restated Foreign Global Hyatt Agreement, dated as of October 1, 2009, by and among each of the Adult Beneficiaries from time to time signatories thereto (as amended from time to time, the “Foreign GH Agreement”).

2.	Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Foreign GH Agreement.

3.	CIBC Trust Company (Bahamas) Limited is Trustee (the “Trustee”) of the trusts set forth on Schedule A hereto (the “Recipient Trusts”).

4.	The Trustee acknowledges (a) receipt and review of the Foreign GH Agreement, and (b) the terms of the Foreign GH Agreement.

5.
Contemporaneously with the receipt by the Recipient Trusts of the shares of Hyatt Common Stock, the Trustee hereby joins in and agrees to be bound by the terms and conditions of the Foreign GH Agreement. The Trustee further agrees not to distribute, transfer or otherwise dispose of any shares of Hyatt Common Stock, including without limitation Class A Common Stock and Class B Common Stock, to any Pritzker or Domestic Pritzker (or other successor that the Foreign GH Agreement provides is to be bound by any provision thereof) unless such distributee or transferee (including, if the distributee or transferee is a trust, such trust and the trustee thereof) signs and delivers to the parties to the Foreign GH Agreement a written Acknowledgement and Joinder in the form hereof.

6.	This Acknowledgement and Joinder is solely for the benefit of all parties to the Foreign GH Agreement from and after the date hereof, and no other Persons shall be third party beneficiaries hereof.

7.
ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF THE BAHAMAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	This Acknowledgement and Joinder may be executed in one or more counterparts, each of which shall be deemed to constitute an original and all of which together shall constitute one document.

9.
When this Acknowledgement and Joinder is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Acknowledgement and Joinder shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof and any recourse against a trustee shall be solely against the assets of the pertinent trust.

[Signature Page Follows]

IN WITNESS WHEREOF, this Acknowledgement and Joinder has been executed as of
January 1, 2018.

CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of the Recipient Trusts

By:    /s/ Schevon Miller
Name:    Schevon Miller
Title:    Authorized Signatory

By:    /s/ Helen Carroll
Name:    Helen Carroll
Title:    Authorized Signatory

Schedule A

Trust TJP-PTA
Trust TJP-PTB
Trust JNP-NPT
Trust BTP-NPT
Trust DTP-NPT